UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

C/O SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

BNP Paribas AM Emerging Markets

Total Return Fixed Income Fund

BNP Paribas AM U.S. Small Cap Equity Fund

ANNUAL REPORT	SEPTEMBER 30, 2018

Investment Adviser:

BNP Paribas Asset Management USA, Inc.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

TABLE OF CONTENTS

Shareholder Letter	1

Schedules of Investments	13

The Funds file its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-225-4164; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018
(Unaudited)

LETTER TO SHAREHOLDERS

This shareholder letter, dated December 7, 2018, replaces the shareholder letter, dated November 27, 2018, that previously was provided to shareholders.

Dear Shareholders:

I am pleased to be writing you with our inaugural U.S. Mutual Fund shareholder letter. In late 2017, we officially launched our first of a limited number of U.S. mutual funds to address investors’ needs and offer a practical and cost-efficient way to assist in building a diversified portfolio.

December 6th marked the one-year anniversary of the BNP Paribas AM Emerging Markets Total Return Fixed Income Fund. As of September 30, 2018, the fund currently had Net Assets of $26,024,843.

The BNP Paribas AM Emerging Markets Total Return Fixed Income Fund generated a return of -0.59% since inception outperforming its benchmark, the JP Morgan EMBI Global Diversified Index by 210 basis points. Regionally, Emerging Europe was the strongest contributor to the portfolio’s returns with the underweight position in Turkey, Poland and Hungary of particular note. In Asia, the underweight positions in Indonesia and Malaysia also contributed positively to performance, as did the off benchmark position in Thailand.

Overall, 2018 has proved challenging for emerging markets fixed income and the combination of a hawkish Federal Reserve (Fed), trade tariff tensions, crises in Turkey and Argentina, global growth scares and other geopolitical turmoil have largely created a risk off environment. All four of the primary risk factors (U.S. Treasuries, credit spreads, local interest rates and EM currencies) in the EMD investment universe have been affected by the market conditions and have lost ground year to date through September.

In the U.S., the year started with Jerome Powell, the appointed chair of the Federal Reserve (Fed), taking the reins from outgoing Janet Yellen. The U.S. economy has been strong in 2018; inflation is at the Fed’s target of approximately 2%, tight labor markets have led to some upside wage inflation pressures and cyclical benefits have come from fiscal stimulus via tax cuts. Reflecting this upbeat assessment of the U.S. economy, and in line with their previous projections, the Fed has raised interest rates three times in 2018. A further hike in December has also been indicated. 2021 projections, however, show no further rate rises and the median estimate actually decreasing from 2020, which points to a likely end to the hiking cycle.

Geopolitical tensions have remained elevated throughout the year. A key focus has been the trade tariff wars between the U.S. and China that were initiated by President Trump. As the dispute developed, other countries have also been drawn in; the U.S. administration chose not to renew the metals tariff exemptions for Mexico, Canada and

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018
(Unaudited)

the EU, thereby setting the stage for World Trade Organization (WTO) challenges and retaliation. Elsewhere, a material escalation of U.S. sanctions on Russia and the tensions after an allied retaliation on Syria caused a significant repricing of Russian risk. The unrest in the region also triggered volatility in Turkish assets.

Not all was bad news, however, and a summit between US President Donald Trump and North Korean leader Kim Jung-un took place in Singapore. This momentous occasion was the first meeting between the leaders of the United States and the Democratic People’s Republic of Korea and resulted in surprising accord. Trump ordered the suspension of US military exercises with South Korea and Kim signed a joint agreement committing to denuclearization. The proof of the pudding is yet to be discovered, however, as the statement was vaguely worded and the North Korean regime has committed to similar, unfulfilled, pledges over the past three decades. Albeit the ultimate impact uncertain, this remains progress towards an agreement to denuclearize North Korea.

It has been an interesting year in the world of monetary policy as several countries have come under pressure; a number of central banks have had to hike rates in order to balance inflation and protect their currencies. In Turkey, volatility in Turkish assets led the Central Bank of Turkey to increase the lending rate from 13.5% to 16.5% in May. In Argentina, another underperformer, the sell-off in the peso caused the central bank to hike policy rates significantly to 40.0% from 27.75% over the course of a week in May. Indonesia subsequently joined the chorus and called an unscheduled meeting of the central bank at which it, too, raised interest rates earlier this year with the express objective of anchoring the currency. Conversely, the stance from the Central Bank of Russia has been quite dovish; they cut rates 25 bps to 7.25% in March repeating that the policy rate will drop further and they will not exclude the possibility of it going below 7%. Nevertheless, they also reiterated that they will end their easing cycle this year, completing the move to a ‘neutral’ policy stance. South Africa also cut the benchmark rate to 6.50% from 6.75% in March saying that, although there is little room for rate cuts, they can cut without the risk of destabilizing the outlook for inflation.

At the Emerging Market Fixed Income team’s September outlook meeting, our portfolio managers declared a preference for local currency relative to hard currency for the first time since January. We have been constructive on local currency debt since August and see favorable technicals, stabilizing global growth and a benign Fed as key signals for potential outperformance of the asset class through the rest of the year. Importantly, we note that the significant increase in emerging markets interest rates year-to-date re-injects carry to the asset class and helps support currency valuations. We also note that a likely gradual slowdown in U.S. growth absent any alarming inflation trends will open the door for a new carry trade regime.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018
(Unaudited)

We are well aware that there is a debt crisis brewing in emerging markets that will continue to simmer, and we expect more emerging market sovereign defaults in small, frontier countries going forward. However, the market has begun to differentiate between emerging market stories and we suspect the contagion period has peaked. These frontier countries are not in the local market index and will only affect a minute percentage of the hard currency universe.

Our BNP Paribas AM U.S. Small Cap Equity Fund was launched January 26, 2018, and as of September 30, 2018 had Net Assets of $20,843,771.

U.S. equity returns in 2018 have been positive as the economy continued to show robust growth, albeit with higher volatility. Both the small-cap Russell 2000 and large-cap Russell 1000 indices saw record highs recently, with the most recent for the small-cap index on August 31st and September 20th for large-cap stocks.

Investors once again shook off the routine headlines about the potential dangers of tariffs, trade wars, inflation, and rising rates to keep equity performance climbing. Investors seemed more influenced by the current tide of positive news, such as ongoing growth, strong earnings, and high employment.

In general, the backdrop for equity investors in the United States has been skewed towards the positive this year. Recent U.S. economic reports have been encouraging as real gross domestic product. In addition, the ISM Manufacturing Survey is reporting a reading showing robust expansion and the Jobs Reports have been very strong, with the unemployment rate at the lowest level since 1969. Meanwhile, we have experienced strong realized earnings growth this year and along with healthy expectations for future growth. The continued strength of the U.S. economy partially driven by tax cuts and fiscal spending has meant that investor and business confidence remains robust.

While high volatility is seldom a welcome presence, more or less regular recurrence is part of the historical norm of market performance, which is largely why we are not surprised by the increased volatility. Prior to this recent downturn, most stocks had experienced a smooth-running upswing from roughly February 2016 through August of this year that was historically uncommon. Based on small-cap’s long-term performance and volatility patterns, we are surprised that it lasted as long as it did. We look to be constructive in these times, trying to use these dislocations to take advantage of potentially rewarding long-term opportunities.

Against these market conditions, the BNP Paribas AM U.S. Small Cap Equity Fund rose along with the market returning 4.20% since inception through September 30th, but underperformed the Russell 2000 index by 224 basis points. While our Consumer and Health Care stocks performed well with strong stock selection, the Industrials and Financials sectors caused the overall portfolio to underperform since inception.

Stock selection among our Consumer Discretionary holdings added considerable value. Online furniture retailer Wayfair reported earnings ahead of expectations, driven

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018
(Unaudited)

by strong revenue growth. Customer growth is strong and the company is spending to grow their business. Shares of Five Below rallied over the period due to the discount retailer beating earnings expectations and raising its full-year outlook.

Healthcare has been one of the top performing sectors year to date. This has been a function of greater growth certainty within healthcare relative to the broader investment universe. This characteristic is reflected in the fact that Tools, Med-Tech and services led sector performance during the period. Until more recently, innovation has been the key determinant of performance within the biopharmaceuticals industry as small cap biopharma stocks with strong pipelines have outperformed. Winners included DexCom, Insulet and Masimo. DexCom reported results that substantially exceeded expectations on the top line. Insulet has a rival insulin management system and they likewise reported better than expected revenue and earnings. Considering the strong double-digit growth we have seen from these types of products, it is evident that the diabetic population is eager for meaningful, user-friendly innovation. We think this current wave of innovation in glucose monitors should expand the entire market. Masimo is a medical device business focusing on noninvasive patient monitoring. The company remains robust as management logged another beat-and-raise quarter and moved guidance modestly higher.

Stock selection in the Industrials sector has been difficult for the fund over the time period. In general, Industrial stocks have been hit by trade war concerns and higher interest rates. The potential for additional tariff related costs have caused these stocks to lag the market. Housing and construction stocks underperformed and stock specific earnings shortfalls combined to pull down our relative results. We were surprised by the operational weakness reported by Granite Construction; revenue and margins were lower than expected, which was the result of some large projects underperforming. Engineering & construction companies generally have a cyclical industry concentration (e.g., oil and gas, chemicals, power generation) and are materially impacted by macroeconomic conditions that affect energy demand and associated capital investment on new projects. NCI Building announced it was buying Ply Gem Holdings and analysts raised serious questions about the strategic rationale and the debt level taken on by NCI in order to complete the deal.

In light of the very strong economic background in the U.S. and the prospect for robust earnings, we view stocks as being held back by trade tensions. In this environment, we believe U.S. companies with higher levels of exposure to domestic rather than international sources of revenues look more insulated from trade issues and therefore more attractive. However, while small caps have outperformed in 2018 through September 30th, they underperformed in Q3 (+3.6% for the Russell 2000 versus 7.4% for the S&P 500).

We remain upbeat on small caps following broad-based strength in earnings reports and continued expectations for earnings growth acceleration. We also view valuations as reasonable relative to large caps and they are below their long-term averages. Russell

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018
(Unaudited)

2000 price/earnings ratio is back to levels prior to the 2016 elections. Yet, the index has gained over 40% during that same time frame. Thus, earnings have been the driver.

Higher rates are not a problem…yet. Historical data shows that the Russell 2000 has historically held a 20x PE up to a 4% 10-year bond. PE is currently 20.1X trailing PE, so one can argue that small caps are cheap relative to a 3.2% 10-year bond.

Should consumers and companies continue to feel the positive effects of economic expansion, we believe fundamentals are likely to keep improving as well, which should also buoy financial markets. History tells us that recessions end bull markets, but we see little evidence of a deteriorating macro environment. To the contrary, economic growth has accelerated. As always, we strive for our long-term view not to be clouded by short-term volatility.

In addition to our BNP Paribas AM U.S. Small Cap Equity Fund and our BNP Paribas AM Emerging Markets Total Return Fixed Income Fund, we are pleased to have added to our suite of U.S. mutual funds by launching the BNP Paribas AM Emerging Markets Equity Fund on October 1, 2018. This Fund seeks to exploit opportunities in emerging markets, with the benefits of diligence and care from an experienced team to hand select the highest quality stocks globally.

At BNP Paribas Asset Management, we are incredibly grateful to our investors who have decided to embark on this exciting journey with us. It is our privilege to manage your assets with conviction and open minds.

Sincerely,

Daniel Klein

CEO, BNP Paribas Asset Management North America

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018
(Unaudited)

Definition of the Comparative Index

J.P. Morgan EMBI Global Diversified Index tracks total returns for US dollar–denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

Russell 2000 Index consists of the middle 2,000 companies included in the Russell 3000 Index and, as a result of the index calculation methodology, consists of the smallest 2,000 companies included in the Russell 3000 Index.

Russell 1000 Index measures the performance of the large-cap segment of the U.S.equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

The material represents the Adviser’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock.

Past performance is not a guarantee of future results. Investing involves risk, including possible loss of principal. International investments may involve risk of capital loss from unfavourable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018
(Unaudited)

Dear Shareholders:

I am pleased to be writing you with our inaugural U.S. Mutual Fund shareholder letter. In late 2017, we officially launched our first of a limited number of U.S. mutual funds to address investors’ needs and offer a practical and cost-efficient way to assist in building a diversified portfolio.

December 6th will mark the one-year anniversary of the BNP Paribas AM Emerging Markets Total Return Fixed Income Fund. As of September 30, 2018, the fund currently had Net Assets of $26,024,843.

Following a volatile second quarter for emerging fixed income markets, the third quarter proved to be more resilient. The period was not without its challenges, however; August in particular was a tough month with large drawdowns across all sub-segments of the asset class that originated with the deteriorating situation in Turkey and pre-election noise in Brazil. Contagion fear from these situations led to a selloff in Argentina, South Africa and a number of other emerging markets.

However, come September, markets found a renewed strength. Although the negative news did not disappear (trade tariffs, crises in Turkey and Argentina, global growth scares and geopolitical turmoil) they were somewhat offset by the increased probability of a Federal Reserve (Fed) pause in the hiking cycle. Also, rate hikes in Turkey and a supplement to the IMF program in Argentina quelled crisis contagion angst, triggering a sharp abatement in fear measures including the credit spreads of both countries. As key measures of confidence for many investors in the emerging market bond asset class, they triggered the rebound seen in September.

The U.S. economy has continued to perform strongly throughout, with inflation at the Fed’s target of approximately 2%, tight labor markets leading to some upside wage inflation pressures and a strong economy that has benefitted cyclically from fiscal stimulus via tax cuts. The Fed raised interest rates in line with market expectations in September and also indicated a hike in December; however, 2021 projections showed no further rate rises and the median estimate actually decreasing from 2020, which points to a likely end to the hiking cycle. U.S. Treasury bond yields have also been testing cyclical highs in recent periods.

At the Emerging Market Fixed Income team’s September outlook meeting, our portfolio managers declared a preference for local currency relative to hard currency for the first time since January. We have been constructive on local currency debt since August and see favorable technicals, stabilizing global growth and a benign Fed as key signals for potential outperformance of the asset class through the rest of the year. Importantly, we note that the significant increase in emerging markets interest rates year-to-date re-injects carry to the asset class and helps support currency valuations. We also note that a likely gradual slowdown in U.S. growth absent any alarming inflation trends will open the door for a new carry trade regime.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018
(Unaudited)

We are well aware that there is a debt crisis brewing in emerging markets that will continue to simmer, and we expect more emerging market sovereign defaults in small, frontier countries going forward. However, the market has begun to differentiate between emerging market stories and we suspect the contagion period has peaked. These frontier countries are not in the local market index and will only affect a minute percentage of the hard currency universe.

The BNP Paribas AM Emerging Markets Total Return Fixed Income Fund generated a return of 1.26% over the third quarter of 2018 that represents an underperformance of its benchmark, the JP Morgan EMBI Global Diversified Index of 37 basis points. Positioning in the Middle East was supportive of performance during the quarter thanks to increased exposure to the region ahead of the imminent expected announcement that the Gulf Cooperation Council countries will be included in the benchmark. Whilst African positioning was also positive overall throughout the quarter, thanks largely to spread positioning in Egypt, exposures in Emerging Europe, Latin America and Asia all cost the fund during the quarter.

Our BNP Paribas AM U.S. Small Cap Equity Fund was launched January 26, 2018, and as of September 30, 2018 had Net Assets of $20,843,771.

U.S. equities advanced in the third quarter, with positive earnings momentum and supportive economic data ultimately outshining escalating U.S.-China trade posturing. Economic expansion has inspired confidence. High confidence levels were matched by strong spending growth for businesses and consumers. The Conference Board Consumer Confidence Index reached an 18-year high in September. After declining in July, the Institute for Supply Management (ISM) Manufacturing and ISM Nonmanufacturing Indices bounced back in August. The rise in the ISM Manufacturing Index—to a 14–year high—showed that manufacturers remain confident in the ongoing economic expansion despite headwinds (e.g., a strong dollar and trade concerns). Meanwhile, rising confidence has led to higher spending. Stronger-than-anticipated wage growth in August took the annual rate to a nine-year high. This increase, combined with the 201,000 new jobs added in August, pushed consumer spending power and kept the labor market strong. The unemployment rate remained at 3.9%; the underemployment rate fell to a 17-year low.

U.S. small cap stocks continued their upward march during the third quarter. The BNP Paribas AM U.S. Small Cap Equity Fund rose along with the market but underperformed on a relative basis. While our Consumer and Health Care stocks performed well with strong stock selection, the Industrials, Technology and Financials sectors caused the overall portfolio to underperform during the quarter.

Stock selection among our Consumer Discretionary holdings added considerable value. Online furniture retailer Wayfair reported earnings numbers in-line with expectations, but the breakdown of the numbers helped push shares higher. Revenue grew 48% from the same period last year, but Wayfair continues to increase their operating

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018
(Unaudited)

expenditures. Customer growth is strong and the company is spending to grow their business. Shares of Five Below rallied more than 30% after the discount retailer beat quarterly earnings expectations, raised its full-year outlook, and reported a same-store sales growth well above estimates. Five Below said “We saw broad-based strength across our worlds as our high quality, trend right products at incredible values continued to resonate with customers”.

Stock selection in the Industrials sector has been difficult for the Fund over the past three months. In general, Industrial stocks have been hit by trade war concerns. The potential for additional tariff related costs have caused these stocks to lag the market. Housing and Construction stocks underperformed and stock specific earnings shortfalls combined to pull down our relative results. We were disappointed by the operational weakness reported by Granite Construction. Revenue and margins were than lower than expected, which was the result of some large projects underperforming. Engineering & construction companies generally have a cyclical industry concentration (e.g., oil and gas, chemicals, power generation) and are materially impacted by macroeconomic conditions that affect energy demand and associated capital investment on new projects. NCI Building announced it was buying Ply Gem Holdings and analysts raised serious questions about the strategic rationale and the level debt taken on by NCI in order to complete the deal. The stock fell more than 27% over the quarter.

In light of the very strong economic background in the U.S. and the prospect for robust earnings, we view stocks as being held back by trade tensions. In this environment, we believe U.S. companies with higher levels of exposure to domestic rather than international sources of revenues look more insulated from trade issues and therefore more attractive. However, while small caps have outperformed in 2018, they underperformed in Q3 (+3.6% versus 7.4% for the S&P 500).

We remain upbeat on small caps following broad-based strength in earnings reports and continued expectations for earnings growth acceleration into the second half. We also view valuations as reasonable relative to large caps. Valuations are below their long-term averages. Russell 2000 price /earnings ratio is back to levels prior to the 2016 elections. Yet, the index has gained over 40% during that time frame. Thus, earnings have been the driver.

Higher rates aren’t a problem…yet. Historical data shows that the Russell 2000 has historically held a 20x PE up to a 4% 10 year bond. PE is currently 20.1X trailing PE, so one can argue that small caps are cheap relative to a 3.2% 10 year bond.

As consumers and companies continue to feel the positive effects of economic expansion, fundamentals are likely to keep improving as well, which should also buoy financial markets. History tells us that recessions end bull markets, but we see little evidence of a deteriorating macro environment. To the contrary, economic growth is accelerating. As always, we strive for our long-term view not to be clouded by short-term volatility.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018
(Unaudited)

In addition to our BNP Paribas AM U.S. Small Cap Equity Fund and our BNP Paribas AM Emerging Markets Total Return Fixed Income Fund, we are pleased to have added to our suite of U.S. mutual funds by launching the BNP Paribas AM Emerging Markets Equity Fund on October 1, 2018. This Fund seeks to exploit opportunities in emerging markets, with the benefits of diligence and care from an experienced team to hand select the highest quality stocks globally.

At BNP Paribas Asset Management, we are incredibly grateful to our investors who have decided to embark on this exciting journey with us. It is our privilege to manage your assets with conviction and open minds.

Sincerely,

Daniel Klein

CEO, BNP Paribas Asset Management North America

Definition of the Comparative Index

J.P. Morgan EMBI Global Diversified Index tracks total returns for US dollar–denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

Russell 2000 Index consists of the middle 2,000 companies included in the Russell 3000 Index and, as a result of the index calculation methodology, consists of the smallest 2,000 companies included in the Russell 3000 Index.

The material represents the Adviser’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock.

Past performance is not a guarantee of future results. Investing involves risk, including possible loss of principal. International investments may involve risk of capital loss from unfavourable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
EMERGING MARKETS TOTAL
RETURN FIXED INCOME FUND
SEPTEMBER 30, 2018 (Unaudited)

Growth of a $5,000,000 Investment

Comparison of Change in the Value of a $5,000,000 Investment in the BNP Paribas Emerging Markets Total Return Fixed Income Fund, Institutional Class Shares, versus the 50/50 Blend of J.P. Morgan EMBI Global Diversified and J.P. Morgan GBI-EM Global Diversified Indices

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 2018†
Cumulative Inception to Date
Institutional Class Shares‡	-0.59%
50/50 Blend of J.P. Morgan EMBI Global Diversified and J.P. Morgan GBI-EM Global Diversified Indices	-4.45%
J.P. Morgan EMBI Global Diversified Index	-2.69%
J.P. Morgan GBI-EM Global Diversified Index	-6.34%

† The Emerging Markets Total Return Fixed Income Fund commenced operations on December 6, 2017.

‡ The graph is based on Institutional Class Shares only. Returns for Investor Class Shares are substantially similar to those of the Institutional Class Shares and differ only to the extent that Investor Class Shares have higher total annual fund operating expenses than Institutional Class Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 10.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
U.S. SMALL CAP EQUITY FUND
SEPTEMBER 30, 2018 (Unaudited)

Growth of a $5,000,000 Investment

Comparison of Change in the Value of a $5,000,000 Investment in the BNP Paribas U.S. Small Cap Equity Fund, Institutional Class Shares, versus the Russell 2000 Index and S&P SmallCap 600 Index

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 2018†
Cumulative Inception to Date
Institutional Class Shares‡	4.20%
Russell 2000 Index	6.44%
S&P SmallCap 600 Index	9.42%

† The U.S. Small Cap Equity Fund commenced operations on January 26, 2018.

‡ The graph is based on Institutional Class Shares only. Returns for Investor Class Shares are substantially similar to those of the Institutional Class Shares and differ only to the extent that Investor Class Shares have higher total annual fund operating expenses than Institutional Class Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 10.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
EMERGING MARKETS TOTAL
RETURN FIXED INCOME FUND
SEPTEMBER 30, 2018

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
SOVEREIGN DEBT — 67.3%

	Face Amount(1)		Value
Argentina — 3.3%
Argentina Treasury Bill
37.261%, 11/30/2018(A)	ARS	2,250,000	$	56,146
Argentine Republic Government International Bond
6.875%, 01/26/2027		200,000		170,000
5.000%, 01/15/2027	EUR	100,000		93,007
3.875%, 01/15/2022	EUR	500,000		524,229

				843,382

Armenia — 2.3%
Republic of Armenia International Bond
6.000%, 09/30/2020(B)		580,000		589,976

Brazil — 9.2%
Banco Nacional de Desenvolvimento Economico e Social
5.500%, 07/12/2020(B)		575,000		593,146
Brazil Notas do Tesouro Nacional Serie B
6.000%, 08/15/2022	BRL	1,000,000		806,070
Brazil Notas do Tesouro Nacional Serie F
10.000%, 01/01/2021	BRL	1,000,000		253,257
Brazilian Government International Bond
5.625%, 02/21/2047		200,000		177,102
4.875%, 01/22/2021		550,000		557,706

				2,387,281

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
EMERGING MARKETS TOTAL
RETURN FIXED INCOME FUND
SEPTEMBER 30, 2018

SOVEREIGN DEBT — continued

	Face Amount(1)		Value

Cameroon — 1.6%
Republic of Cameroon International Bond
9.500%, 11/19/2025(B)		400,000	$	421,019

Chile — 1.9%
Bonos de la Tesoreria de la Republica en pesos
4.500%, 03/01/2021	CLP	315,000,000		486,779

Colombia — 1.8%
Colombia Government International Bond
7.375%, 09/18/2037		240,000		302,400
Colombian TES
6.000%, 04/28/2028	COP	480,000,000		151,636

				454,036

Dominican Republic — 6.6%
Dominican Republic Central Bank Notes
11.000%, 01/05/2024(B)	DOP	14,500,000		290,540
Dominican Republic International Bond
7.500%, 05/06/2021(B)		1,380,000		1,443,824

				1,734,364

Ecuador — 1.3%
Ecuador Government International Bond
9.650%, 12/13/2026(B)		350,000		348,495

Egypt — 5.1%
Egypt Government International Bond
8.500%, 01/31/2047(B)		200,000		200,432
7.500%, 01/31/2027(B)		200,000		203,513
5.750%, 04/29/2020(B)		900,000		912,005

				1,315,950

El Salvador — 2.6%
El Salvador Government International Bond
8.250%, 04/10/2032(B)		110,000		111,857
7.375%, 12/01/2019		550,000		559,625

				671,482

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
EMERGING MARKETS TOTAL
RETURN FIXED INCOME FUND
SEPTEMBER 30, 2018

SOVEREIGN DEBT — continued

	Face Amount(1)		Value

Georgia — 1.2%
Georgia Government International Bond
6.875%, 04/12/2021(B)		300,000	$	313,524

Honduras — 2.1%
Honduras Government International Bond
8.750%, 12/16/2020(B)		510,000		557,073

Indonesia — 2.8%
Indonesia Government International Bond
8.500%, 10/12/2035(B)		300,000		410,997
Indonesia Treasury Bond
8.750%, 05/15/2031	IDR	4,439,000,000		305,337

				716,334

Kazakhstan — 0.7%
Kazakhstan Government International Bond
9.026%, 01/18/2019(A) (C)	KZT	66,000,000		175,943

Kenya — 1.5%
Kenya Government International Bond
6.875%, 06/24/2024(B)		400,000		401,000

Mexico — 1.7%
Mexican Udibonos
4.000%, 11/15/2040	MXN	2,870,713		157,903
2.000%, 06/09/2022	MXN	5,456,584		275,592

				433,495

Mongolia — 1.0%
Mongolia Government International Bond
10.875%, 04/06/2021(B)		230,000		258,483

Nigeria — 0.9%
Nigeria Government International Bond
7.875%, 02/16/2032(B)		230,000		234,945

Oman — 2.9%
Oman Government International Bond
6.750%, 01/17/2048(B)		200,000		194,524
3.625%, 06/15/2021(B)		590,000		576,725

				771,249

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
EMERGING MARKETS TOTAL
RETURN FIXED INCOME FUND
SEPTEMBER 30, 2018

SOVEREIGN DEBT — continued

	Face Amount(1)		Value

Peru — 1.6%
Peruvian Government International Bond
8.200%, 08/12/2026	PEN	630,000	$	225,556
5.625%, 11/18/2050		160,000		189,920

				415,476

Qatar — 1.2%
Qatar Government International Bond
5.103%, 04/23/2048(B)		300,000		312,000

Russia — 2.2%
Russian Federal Bond - OFZ
6.400%, 05/27/2020	RUB	9,400,000		141,011
Russian Foreign Bond - Eurobond
12.750%, 06/24/2028(B)		160,000		256,073
5.250%, 06/23/2047(B)		200,000		191,637

				588,721

Senegal — 0.8%
Senegal Government International Bond
8.750%, 05/13/2021(B)		202,000		219,348

Sri Lanka — 3.1%
Sri Lanka Government International Bond
6.250%, 10/04/2020(B)		500,000		503,139
6.250%, 07/27/2021(B)		300,000		300,529

				803,668

Suriname — 1.0%
Republic of Suriname
9.250%, 10/26/2026(B)		270,000		263,925

Thailand — 0.6%
Thailand Government Bond
4.875%, 06/22/2029	THB	4,100,000		148,711

Turkey — 1.9%
Turkey Government International Bond
5.625%, 03/30/2021		508,000		497,586

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
EMERGING MARKETS TOTAL
RETURN FIXED INCOME FUND
SEPTEMBER 30, 2018

SOVEREIGN DEBT — continued

	Face Amount(1)		Value

Ukraine — 1.8%
Ukraine Government International Bond
7.750%, 09/01/2022(B)		460,000	$	458,648

Uruguay — 2.1%
Uruguay Government International Bond
7.875%, 01/15/2033		250,000		340,918
7.625%, 03/21/2036		150,000		202,377

				543,295

Zambia — 0.5%
Zambia Government International Bond
8.970%, 07/30/2027(B)		200,000		142,000

TOTAL SOVEREIGN DEBT (Cost $17,789,013)				17,508,188

CORPORATE OBLIGATIONS — 17.9%

Argentina — 0.5%
Rio Energy
Callable 02/01/2022 @ $103
6.875%, 02/01/2025(B)		150,000		123,752

Brazil — 0.8%
Petrobras Global Finance BV
8.750%, 05/23/2026		200,000		219,000

China — 1.8%
Country Garden Holdings
7.250%, 04/04/2021(B)		200,000		201,089
Country Garden Holdings
Callable 10/29/2018 @ $102
7.250%, 04/04/2021		250,000		251,361

				452,450

Costa Rica — 2.2%
Banco Nacional de Costa Rica
5.875%, 04/25/2021(B)		575,000		571,412

India — 0.5%
Housing Development Finance MTN
6.875%, 04/30/2020	INR	10,000,000		132,531

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
EMERGING MARKETS TOTAL
RETURN FIXED INCOME FUND
SEPTEMBER 30, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount(1)		Value

Israel — 1.9%
Israel Electric MTN
7.750%, 12/15/2027(B)		420,000	$ 502,421

Kazakhstan — 1.6%
Kazakhstan Temir Zholy Finance BV
6.950%, 07/10/2042(B)		200,000	220,500
Kazakhstan Temir Zholy National JSC
4.850%, 11/17/2027(B)		200,000	198,436

			418,936

Malaysia — 0.9%
Danga Capital MTN
4.940%, 01/26/2033	MYR	926,000	227,619

Mexico — 3.0%
Comision Federal de Electricidad
4.875%, 05/26/2021(B)		200,000	203,252
Petroleos Mexicanos
5.500%, 01/21/2021		575,000	593,348

			796,600

Russia — 2.7%
Sberbank of Russia Via SB Capital
5.125%, 10/29/2022(B)		200,000	197,270
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020(B)		500,000	502,250

			699,520

South Africa — 2.0%
ZAR Sovereign Capital Fund Pty
3.903%, 06/24/2020(B)		520,000	517,481

TOTAL CORPORATE OBLIGATIONS (Cost $4,773,866)			4,661,722

TOTAL INVESTMENTS — 85.2% (Cost $22,562,879)			$ 22,169,910

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
EMERGING MARKETS TOTAL
RETURN FIXED INCOME FUND
SEPTEMBER 30, 2018

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	70	Dec-2018	$8,321,306	$8,314,687	$(6,619)

Percentages are based on Net Assets of $26,024,843.

(1)	In U.S. dollars unless otherwise indicated.
(A)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of September 30, 2018 was $13,947,240 and represents 53.6% of Net Assets.

(C)

Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of September 30, 2018, was $175,943 and represented 0.7% of net assets.

ARS — Argentine Peso

BRL — Brazilian Real

CLP — Chilean Peso

COP — Colombian Peso

DOP— Dominican Peso

EUR — Euro

IDR — Indonesian Rupiah

INR — Indian Rupee

JSC — Joint Stock Company

KZT — Kazakhstani Tenge

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

PEN — Peruvian Nuevo Sol

RUB — Russian Ruble

THB — Thai Bhat

ZAR — South African Rand

The following is a list of the inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3†	Total
Sovereign Debt
Argentina	$—	$843,382	$—	$843,382
Armenia	—	589,976	—	589,976

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
EMERGING MARKETS TOTAL
RETURN FIXED INCOME FUND
SEPTEMBER 30, 2018

Investments in Securities	Level 1	Level 2	Level 3†	Total
Brazil	$—	$2,387,281	$—	$2,387,281
Cameroon	—	421,019	—	421,019
Chile	—	486,779	—	486,779
Colombia	—	454,036	—	454,036
Dominican Republic	—	1,734,364	—	1,734,364
Ecuador	—	348,495	—	348,495
Egypt	—	1,315,950	—	1,315,950
El Salvador	—	671,482	—	671,482
Georgia	—	313,524	—	313,524
Honduras	—	557,073	—	557,073
Indonesia	—	716,334	—	716,334
Kazakhstan	—	—	175,943	175,943
Kenya	—	401,000	—	401,000
Mexico	—	433,495	—	433,495
Mongolia	—	258,483	—	258,483
Nigeria	—	234,945	—	234,945
Oman	—	771,249	—	771,249
Peru	—	415,476	—	415,476
Qatar	—	312,000	—	312,000
Russia	—	588,721	—	588,721
Senegal	—	219,348	—	219,348
Sri Lanka	—	803,668	—	803,668
Suriname	—	263,925	—	263,925
Thailand	—	148,711	—	148,711
Turkey	—	497,586	—	497,586
Ukraine	—	458,648	—	458,648
Uruguay	—	543,295	—	543,295
Zambia	—	142,000	—	142,000

Total Sovereign Debt	—	17,332,245	175,943	17,508,188

Corporate Obligations
Argentina	—	123,752	—	123,752
Brazil	—	219,000	—	219,000
China	—	452,450	—	452,450
Costa Rica	—	571,412	—	571,412
India	—	132,531	—	132,531
Israel	—	502,421	—	502,421
Kazakhstan	—	418,936	—	418,936
Malaysia	—	227,619	—	227,619
Mexico	—	796,600	—	796,600
Russia	—	699,520	—	699,520
South Africa	—	517,481	—	517,481

Total Corporate Obligations	—	4,661,722	—	4,661,722

Total Investments in Securities	$—	$21,993,967	$175,943	$22,169,910

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
EMERGING MARKETS TOTAL
RETURN FIXED INCOME FUND
SEPTEMBER 30, 2018

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(6,619)	$—	$—	$(6,619)

Total Other Financial Instruments	$(6,619)	$—	$—	$(6,619)

†

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the period ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
U.S. SMALL CAP EQUITY FUND
SEPTEMBER 30, 2018

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.4%

	Shares	Value

Consumer Discretionary — 7.3%
BJ’s Restaurants	3,495	$ 252,339
Columbia Sportswear	3,289	306,107
Five Below *	1,952	253,877
Jack in the Box	2,784	233,383
Shake Shack, Cl A *	4,791	301,881
Wayfair, Cl A *	1,115	164,652

		1,512,239

Consumer Staples — 2.3%
Boston Beer, Cl A *	725	208,438
Sprouts Farmers Market *	9,572	262,369

		470,807

Energy — 5.6%
Callon Petroleum *	39,150	469,409
Keane Group *	20,610	254,946
PDC Energy *	5,603	274,323
Whiting Petroleum *	3,338	177,048

		1,175,726

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
U.S. SMALL CAP EQUITY FUND
SEPTEMBER 30, 2018

COMMON STOCK — continued

	Shares	Value
Financials — 16.7%
Bank OZK	8,826	$335,035
BankUnited	7,783	275,518
Boston Private Financial Holdings	14,920	203,658
BrightSphere Investment Group	13,157	163,147
Columbia Banking System	6,104	236,652
Evercore, Cl A	2,414	242,728
First Merchants	5,458	245,555
IBERIABANK	5,266	428,389
Oaktree Capital Group (A)	5,738	237,553
Sterling Bancorp	16,782	369,204
TriCo Bancshares	5,183	200,167
Union Bankshares	7,304	281,423
Western Alliance Bancorp *	4,688	266,700

		3,485,729

Health Care — 17.8%
Agios Pharmaceuticals *	4,472	344,881
Amicus Therapeutics *	29,048	351,190
Charles River Laboratories International *	2,199	295,853
DexCom *	1,441	206,121
ImmunoGen *	16,356	154,891
Insulet *	3,094	327,809
Ironwood Pharmaceuticals, Cl A *	21,566	398,108
K2M Group Holdings *	5,998	164,165
Loxo Oncology *	1,896	323,894
Masimo *	3,892	484,709
Neurocrine Biosciences *	941	115,696
PTC Therapeutics *	4,397	206,659
Repligen *	2,945	163,330
WellCare Health Plans *	531	170,180

		3,707,486

Industrials — 16.9%
Beacon Roofing Supply *	8,081	292,451
Cubic	4,902	358,091
EMCOR Group	3,048	228,935
Granite Construction	8,984	410,569
Hexcel	5,795	388,555
Interface, Cl A	9,912	231,445
Knight-Swift Transportation Holdings, Cl A	9,615	331,525
MRC Global *	11,131	208,929

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
U.S. SMALL CAP EQUITY FUND
SEPTEMBER 30, 2018

COMMON STOCK — continued

	Shares	Value

Industrials — continued
MSA Safety	2,219	$236,190
NCI Building Systems *	17,853	270,473
Oshkosh	4,537	323,216
Trinity Industries	6,701	245,525

		3,525,904

Information Technology — 15.6%
Axcelis Technologies *	11,757	231,025
Ciena *	15,909	496,996
CSG Systems International	6,141	246,500
CyberArk Software *	3,923	313,212
Entegris	14,266	413,001
New Relic *	3,451	325,188
Plexus *	6,260	366,273
Proofpoint *	2,761	293,577
Tableau Software, Cl A *	2,817	314,772
Talend ADR *	3,456	241,021

		3,241,565

Materials — 3.5%
Berry Global Group *	4,743	229,514
Ferro *	12,766	296,427
Summit Materials, Cl A *	11,711	212,906

		738,847

Real Estate — 5.8%
Highwoods Properties ‡	6,301	297,785
Rexford Industrial Realty ‡	10,173	325,129
RLJ Lodging Trust ‡	16,218	357,283
Tanger Factory Outlet Centers ‡	10,036	229,624

		1,209,821

Telecommunication Services — 3.8%
Criteo ADR *	4,461	102,335
Lions Gate Entertainment, Cl B	11,935	278,086
Nexstar Media Group, Cl A	5,069	412,617

		793,038

Utilities — 2.1%
Aqua America	5,137	189,555

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
U.S. SMALL CAP EQUITY FUND
SEPTEMBER 30, 2018

COMMON STOCK — continued

	Shares	Value

Utilities — continued
Spire	3,400	$250,070

		439,625

TOTAL COMMON STOCK (Cost $20,071,392)		20,300,787

TOTAL INVESTMENTS — 97.4% (Cost $20,071,392)		$ 20,300,787

Percentages are based on Net Assets of $20,843,771.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Security considered Master Limited Partnership. At September 30, 2018, these securities amounted to $237,553 or 1.1% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the period ended September 30, 2018, there have been no transfers between Level 1 and Level 2 and Level 3 securities. For the period ended September 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

STATEMENTS OF ASSETS AND LIABILITIES

	BNP Paribas AM Emerging Markets Total Return Fixed Income Fund	BNP Paribas AM U.S. Small Cap Equity Fund
Assets:
Investments, at Value (Cost $22,562,879 and $20,071,392)	$22,169,910	$20,300,787
Cash	3,504,568	410,468
Receivable for Investment Securities Sold	938,500	282,540
Dividend and Interest Receivable	436,141	13,566
Cash Pledged as Collateral for Futures Contracts	74,593	–
Receivable due from Investment Adviser	35,558	31,967
Deferred Offering Costs (Note 2)	9,328	15,490
Variation Margin Receivable	2,188	–
Unrealized Appreciation on Foreign Spot Currency Contracts	1,050	–
Other Prepaid Expenses	15,329	25,775

Total Assets	27,187,165	21,080,593

Liabilities:
Payable for Investment Securities Purchased	1,104,352	177,800
Payable due to Administrator	10,274	9,041
Unrealized Depreciation on Foreign Spot Currency Contracts	912	–
Chief Compliance Officer Fees Payable	526	483
Accrued Foreign Capital Gains Tax on Appreciated Securities	285	–
Payable due to Trustees	178	163
Other Accrued Expenses and Other Payables	45,795	49,335

Total Liabilities	1,162,322	236,822

Net Assets	$26,024,843	$20,843,771

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

	BNP Paribas AM Emerging Markets Total Return Fixed Income Fund	BNP Paribas AM U.S. Small Cap Equity Fund
NET ASSETS CONSIST OF:
Paid-in Capital	$27,193,264	$20,000,208
Undistributed Net Investment Income	86,733	22,508
Accumulated Net Realized Gain/Loss on Investments, Futures Contracts and Foreign Currency Transactions	(852,876)	591,660
Net Unrealized Appreciation/Depreciation on Investments	(392,969)	229,395
Net Unrealized Depreciation on Futures Contracts	(6,619)	–
Net Unrealized Depreciation on Foreign Currency Translation	(2,405)	–
Accrued Foreign Capital Gains Tax on Appreciated Securities	(285)	–

Net Assets	$26,024,843	$20,843,771

Institutional Class Shares:
Net Assets	$25,911,514	$20,739,445
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	2,712,911	1,990,010
Net Asset Value, Offering and Redemption Price Per Share	$ 9.55	$ 10.42

Investor Class Shares:
Net Assets	$113,329	$104,326
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	11,865	10,010
Net Asset Value, Offering and Redemption Price Per Share	$ 9.55	$ 10.42

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
PERIOD ENDED SEPTEMBER 30, 2018

STATEMENTS OF OPERATIONS

	BNP Paribas AM Emerging Markets Total Return Fixed Income Fund(1)	BNP Paribas AM U.S. Small Cap Equity Fund(2)
Investment Income:
Dividends	$–	$123,433
Interest	1,024,410	4,337
Less: Foreign Taxes Withheld	(5,275)	(556)

Total Investment Income	1,019,135	127,214

Expenses:
Administration Fees	102,056	74,438
Investment Advisory Fees	93,394	101,193
Trustees’ Fees	11,209	9,291
Chief Compliance Officer Fees	2,432	2,112
Legal Fees	71,348	32,819
Offering Costs (Note 2)	41,488	32,425
Transfer Agent Fees	38,682	33,383
Audit Fees	26,900	24,600
Printing Fees	22,491	6,809
Registration and Filing Fees	15,655	13,463
Custodian Fees	12,958	5,982
Other Expenses	13,522	10,452

Total Expenses	452,135	346,967

Less:
Waiver of Investment Advisory Fees	(93,394)	(101,193)
Reimbursement by Investment Adviser	(302,703)	(144,580)

Net Expenses	56,038	101,194

Net Investment Income	963,097	26,020

Net Realized Gain/(Loss) on:
Investments	(855,261)	588,148
Futures Contracts	2,386	–
Foreign Currency Transactions	46,397	–

Net Realized Gain/(Loss)	(806,478)	588,148

Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	(392,969)	229,395
Futures Contracts	(6,619)	–
Foreign Capital Gains Tax on Appreciated Securities	(285)	–
Foreign Currency Translation	(2,405)	–

Net Change in Unrealized Appreciation/(Depreciation)	(402,278)	229,395

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Forward Contracts and Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1,208,756)	817,543

Net Increase/Decrease in Net Assets Resulting from Operations	$ (245,659)	$ 843,563

(1)	The Fund commenced operations on December 6, 2017.
(2)	The Fund commenced operations on January 26, 2018.
Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
EMERGING MARKETS TOTAL RETURN FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
Period Ended September 30, 2018*
Operations:
Net Investment Income	$963,097
Net Realized Loss on Investments, Futures Contracts and Foreign Currency Transactions	(806,478)
Net Change in Unrealized Depreciation on Investments, Foreign Capital Gains Tax on Appreciated Securities and Liabilities Denominated in Foreign Currencies	(402,278)

Net Decrease in Net Assets Resulting From Operations	(245,659)

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(918,646)
Investor Class Shares	(4,116)

Total Dividends and Distributions	(922,762)

Capital Share Transactions:
Institutional Class Shares
Issued	26,245,600
Reinvestment of Distributions	829,655
Redeemed	(104)

Net Institutional Class Shares Transactions	27,075,151

Investor Class Shares
Issued	114,100
Reinvestment of Distributions	4,117
Redeemed	(104)

Net Investor Class Shares Transactions	118,113

Net Increase in Net Assets From Capital Share Transactions	27,193,264

Total Increase in Net Assets	26,024,843

Net Assets:
Beginning of Period	–

End of Period (including Undistributed Net Investment Income of $86,733)	$26,024,843

*	Commenced operations on December 6, 2017.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
EMERGING MARKETS TOTAL RETURN FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
Period Ended September 30, 2018*

Shares Transactions:
Institutional Class Shares
Issued	2,628,760
Reinvestment of Distributions	84,161
Redeemed	(10)

Total Institutional Class Shares Transactions	2,712,911

Investor Class Shares
Issued	11,457
Reinvestment of Distributions	418
Redeemed	(10)

Total Investor Class Shares Transactions	11,865

Net Increase in Shares Outstanding From Share Transactions	2,724,776

*	Commenced operations on December 6, 2017.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
U.S. SMALL CAP EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
Period Ended September 30, 2018*
Operations:
Net Investment Income	$26,020
Net Realized Gain on Investments, Futures Contracts and Foreign Currency Transactions	588,148
Net Change in Unrealized Appreciation on Investments and Liabilities Denominated in Foreign Currencies	229,395

Net Increase in Net Assets Resulting From Operations	843,563

Capital Share Transactions:
Institutional Class Shares
Issued	19,900,104

Net Institutional Class Shares Transactions	19,900,104

Investor Class Shares
Issued	100,104

Net Investor Class Shares Transactions	100,104

Net Increase in Net Assets From Capital Share Transactions	20,000,208

Total Increase in Net Assets	20,843,771

Net Assets:
Beginning of Period	–

End of Period (including Undistributed Net Investment Income of $22,508)	$20,843,771

Shares Transactions:
Institutional Class Shares
Issued	1,990,010

Total Institutional Class Shares Transactions	1,990,010

Investor Class Shares
Issued	10,010

Total Investor Class Shares Transactions	10,010

Net Increase in Shares Outstanding From Share Transactions	2,000,020

*Commenced operations on January 26, 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
EMERGING MARKETS TOTAL RETURN FIXED INCOME FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

Institutional Class Shares
Period Ended September 30, 2018(1)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.41
Net Realized and Unrealized Loss	(0.46)

Total from Investment Operations	(0.05)

Dividends and Distributions:
Net Investment Income	(0.40)

Total Dividends and Distributions	(0.40)

Net Asset Value, End of Period	$9.55

Total Return†	(0.59)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$25,912
Ratio of Expenses to Average Net Assets	0.30%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.41%††
Ratio of Net Investment Income to Average Net Assets	5.14%††
Portfolio Turnover Rate	202%‡

(1)	The Fund commenced operations on December 6, 2017.
*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
EMERGING MARKETS TOTAL RETURN FIXED INCOME FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

Investor Class Shares
Period Ended September 30, 2018(1)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.41
Net Realized and Unrealized Loss	(0.46)

Total from Investment Operations	(0.05)

Dividends and Distributions:
Net Investment Income	(0.40)

Total Dividends and Distributions	(0.40)

Net Asset Value, End of Period	$9.55

Total Return†	(0.59)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$113
Ratio of Expenses to Average Net Assets	0.30%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.41%††
Ratio of Net Investment Income to Average Net Assets	5.14%††
Portfolio Turnover Rate	202%‡

(1)	The Fund commenced operations on December 6, 2017.
*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
U.S. SMALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

Institutional Class Shares
Period Ended September 30, 2018(1)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.01
Net Realized and Unrealized Gain	0.41

Total from Investment Operations	0.42

Net Asset Value, End of Period	$10.42

Total Return†	4.20%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$20,739
Ratio of Expenses to Average Net Assets	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.56%††
Ratio of Net Investment Income to Average Net Assets	0.19%††
Portfolio Turnover Rate	46%‡

(1)	The Fund commenced operations on January 26, 2018.
*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
U.S. SMALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

Investor Class Shares
Period Ended September 30, 2018(1)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.01
Net Realized and Unrealized Gain	0.41

Total from Investment Operations	0.42

Net Asset Value, End of Period	$10.42

Total Return†	4.20%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$104
Ratio of Expenses to Average Net Assets	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.56%††
Ratio of Net Investment Income to Average Net Assets	0.19%††
Portfolio Turnover Rate	46%‡

(1)	The Fund commenced operations on January 26, 2018.
*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 22 funds. The financial statements herein are those of the BNP Paribas AM Funds (the “Funds”). BNP Paribas AM Emerging Markets Total Return Fixed Income Fund (the “Emerging Markets Total Return Fixed Income Fund” or the “Fund”) commenced operations on December 6, 2017. BNP Paribas AM U.S. Small Cap Equity Fund (the “U.S. Small Cap Equity Fund” or the “Fund”) commenced operations on January 26, 2018. The Funds consists of Institutional Shares, Investor Shares and Retail Shares. As of September 30, 2018, the Retail Shares are not currently operational. BNP Paribas Asset Management USA, Inc. serves as the Fund’s investment adviser (the “Adviser”).

The Emerging Markets Total Return Fixed Income Fund seeks total return, consisting of current income and long-term capital appreciation. The U.S. Small Cap Equity Fund seeks long-term capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

In accordance with U.S. GAAP, the Funds disclose the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended September 30, 2018, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended September 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended September 30, 2018, the Funds did not incur any significant interest or penalties.

Foreign Taxes — The Emerging Markets Total Return Fixed Income Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Emerging Markets Total Return Fixed Income Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The Emerging Markets Total Return Fixed Income Fund has accrued foreign tax in the amount of $285 presented on the Statement of Assets and Liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Emerging Markets Total Return Fixed Income Fund distributes substantially all of its net investment income monthly. The U.S. Small Cap Equity Fund distributes substantially all of its net investment income annually. For each Fund, any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs for the Funds, including the cost of printing the initial prospectus and registration fees, are being amortized to expense over a twelve month period. As of September 30, 2018, the Emerging Markets Total Return Fixed Income Fund and the U.S. Small Cap Equity Fund had $9,328 and $15,490, respectively, remaining to be amortized.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds use futures contracts for tactical hedging purposes as well as to enhance the Funds’ return. Initial margin deposits of cash or securities are made upon entering into futures contracts. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. The cumulative appreciation (depreciation) of futures contracts is included on the Statement of Assets and Liabilities as net unrealized appreciation (depreciation) on equity futures contracts.

When the futures contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are found on the Statement of Operations as a component of net realized gain (loss) on equity futures contracts and net change in unrealized appreciation (depreciation) on equity futures contracts, respectively.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Funds’ Schedule of Investments for details regarding open futures contracts as of September 30, 2018. The U.S. Small Cap Equity Fund did not hold any futures contracts as of and during the period ended September 30, 2018.

For the period ended September 30, 2018, the average balance of futures contracts as presented in the table below, is representative of the volume of activity for this derivative type during the period:

Average Monthly Notional Value Balance Long:	$8,321,306

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended September 30, 2018, the Emerging Markets Total Return Fixed Income Fund and U.S. Small Cap Equity Fund paid $102,056 and $74,438, respectively, for these services.

The Funds have adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Servicing Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the period ended September 30, 2018, no fees were charged.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Atlantic Fund Services, LLC, serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Advisory Fee
Emerging Markets Total Return Fixed Income Fund	0.50%
U.S. Small Cap Equity Fund	0.75%

The Adviser has entered into an investment sub-advisory agreement with BNP Paribas Asset Management UK Limited (the “Sub-Adviser”) to sub-advise the Emerging Markets Total Return Fixed Income Fund, and pays the sub-adviser out of the fee that it receives from Emerging Markets Total Return Fixed Income Fund. For its services to the Fund, this is calculated daily and paid monthly, at an annual rate of 0.36% of the average daily net assets of the Fund.

For each Fund, the Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Fund’s total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for each fund share class from exceeding certain levels as set forth below until January 31, 2019. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2019.

	Contractual Expense Limit
Emerging Markets Total Return Fixed Income Fund	0.30	%*
U.S. Small Cap Equity Fund	0.75%

* Prior to January 26, 2018, the Emerging Markets Total Return Fixed Income Fund’s contractual expense limit was 0.50%, and the Adviser had voluntarily agreed to further waive its fees and/or to reimburse expenses of the Fund to the extent necessary to keep total annual Fund operating expenses (not including excluded expenses) from exceeding 0.30% of the average daily net assets of the Fund’s Institutional Shares, Investor Shares, and Retail Shares.

As of September 30, 2018, the fees which were previously waived and reimbursed to the Funds by the Adviser which may be subject to possible future reimbursement, up to

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

the expense cap in place at the time the expenses were waived and reimbursed to the Funds, to the Adviser were $396,097 for the Emerging Markets Total Return Fixed Income Fund and $245,773 for the U.S. Small Cap Equity Fund, expiring 2021.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the period ended September 30, 2018, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Emerging Markets Total Return Fixed Income Fund	$49,628,543	$29,613,275	$17,235,409	$14,000,693
U.S. Small Cap Equity Fund	28,451,988	8,965,873	—	—

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to foreign currency gain (loss), investments in publicly traded parterships and REITs have been reclassified to (from) the following accounts:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Emerging Markets Total Return Fixed Income Fund	$46,398	$(46,398)
U.S. Small Cap Equity Fund	(3,512)	3,512

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions declared during the period ended September 30, 2018 was as follows:

		Ordinary Income	Long-Term Capital Gain	Total
Emerging Markets Total Return Fixed Income Fund	2018	$922,763	$—	$922,763

The U.S. Small Cap Equity Fund had no dividends or distributions declared during the period ended September 30, 2018.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

As of September 30, 2018, the components of Distributable Earnings on a tax basis were as follows:

	Emerging Markets Total Return Fixed Income Fund	U.S. Small Cap Equity Fund
Undistributed Ordinary Income	$153,130	$628,018
Post October Losses	(826,696)	–
Unrealized Appreciation/(Depreciation)	(428,594)	215,544
Other Temporary Differences	(66,261)	1

Total Distributable Earnings (Accumulated Losses)	$(1,168,421)	$843,563

Post October losses represent losses realized on investment transactions from November 1, 2017 through September 30, 2018 that, in accordance with Federal Income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future years and basis difference on partnership investment. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (includes foreign currency) by the Fund at September 30, 2018, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Total Return Fixed Income Fund	$22,598,504	$129,268	$(557,862)	$(428,594)
U.S. Small Cap Equity Fund	20,085,243	1,749,718	(1,534,174)	215,544

8.	Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Corporate Fixed Income Securities Risk (Emerging Markets Total Return Fixed Income Fund) — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk (Emerging Markets Total Return Fixed Income Fund) — The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Derivatives Risk (Emerging Markets Total Return Fixed Income Fund and U.S. Small Cap Equity Fund) — The Fund’s use of futures contracts, forward contracts, options or swaps is subject to market risk, leverage risk, correlation risk, liquidity risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain for the Fund, and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Emerging Markets Securities Risk (Emerging Markets Total Return Fixed Income Fund) — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Risk (U.S. Small Cap Equity Fund) — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Currency Risk (Emerging Markets Total Return Fixed Income Fund) — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Foreign Government Agencies Risk (Emerging Markets Total Return Fixed Income Fund) — Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.

Foreign Securities Risk (Emerging Markets Total Return Fixed Income Fund) — Investing in foreign securities poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Foreign Sovereign Debt Securities Risk (Emerging Markets Total Return Fixed Income Fund) — The Fund’s investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging market countries.

Growth Investment Style Risk (U.S. Small Cap Equity Fund) — The Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

High Yield Bond Risk (Emerging Markets Total Return Fixed Income Fund) — High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Interest Rate Risk (Emerging Markets Total Return Fixed Income Fund) — As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Liquidity Risk (Emerging Markets Total Return Fixed Income Fund and U.S. Small Cap Equity Fund) — Certain securities may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

New Fund Risk (Emerging Markets Total Return Fixed Income Fund and U.S. Small Cap Equity Fund) — Because the Funds are new, investors in the Funds bear the risk that the Funds may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Funds being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Portfolio Turnover Risk (Emerging Markets Total Return Fixed Income Fund) — The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Prepayment and Extension Risk (Emerging Markets Total Return Fixed Income Fund) — When interest rates fall, issuers of high interest debt obligations may pay off the debts

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

REITs Risk (U.S. Small Cap Equity Fund) — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Small-Capitalization Company Risk (U.S. Small Cap Equity Fund) — The small-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Supranational Entities Risk (Emerging Markets Total Return Fixed Income Fund) — Government members, or “stockholders,” usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

U.S. Government Securities Risk (Emerging Markets Total Return Fixed Income Fund) — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Value Investment Style Risk (U.S. Small Cap Equity Fund) — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

9.	Concentration of Shareholders:

At September 30, 2018, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Emerging Markets Total Return Fixed Income Fund - Institutional Class Shares	2	96%
Emerging Markets Total Return Fixed Income Fund - Investor Class Shares	2	100%
U.S. Small Cap Equity Fund - Institutional Class Shares	1	100%
U.S. Small Cap Equity Fund - Investor Class Shares	1	100%

10.	New Accounting Pronouncements:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. On October 2, 2018, the Retail Class Shares commenced operations.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and the Shareholders of

BNP Paribas AM Emerging Markets Total Return Fixed Income Fund and

BNP Paribas AM U.S. Small Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying Statements of Assets and Liabilities, including the Schedules of Investments, of each of the Funds indicated in the table below (two of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related Statements of Operations and of Changes in Net Assets for each of the periods indicated in the table below, including the related Notes, and the Financial Highlights for each of the periods indicated in the table below (collectively referred to as the “Financial Statements”). In our opinion, the Financial Statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations, the changes in each of their net assets, and each of the Financial Highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
BNP Paribas AM Emerging Markets Total Return Fixed Income Fund	For the period December 6, 2017 (commencement of operations) to September 30, 2018	For the period December 6, 2017 (commencement of operations) to September 30, 2018	For the period December 6, 2017 (commencement of operations) to September 30, 2018
BNP Paribas AM U.S. Small Cap Equity Fund	For the period January 26, 2018 (commencement of operations) to September 30, 2018	For the period January 26, 2018 (commencement of operations) to September 30, 2018	For the period January 26, 2018 (commencement of operations) to September 30, 2018

Basis for Opinions

These Financial Statements are the responsibility of the Funds’ Management. Our responsibility is to express an opinion on the Funds’ Financial Statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these Financial Statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Financial Statements are free of material misstatement, whether due to error or fraud.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

Our audits included performing procedures to assess the risks of material misstatement of the Financial Statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the Financial Statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Financial Statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 29, 2018

We have served as the auditor of one or more investment companies in BNP Paribas Asset Management USA, Inc. since 2017.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2018 to September 30, 2018.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited) – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period*
Emerging Markets Total Return Fixed Income Fund - Institutional Class
Actual Portfolio Return	$1,000.00	$969.40	0.30%	$1.48
Hypothetical 5% Return	1,000.00	1,023.57	0.30	1.52
Emerging Markets Total Return Fixed Income Fund - Investor Class
Actual Portfolio Return	$1,000.00	$969.40	0.30%	$1.48
Hypothetical 5% Return	1,000.00	1,023.56	0.30	1.52
U.S. Small Cap Equity Fund - Institutional Class
Actual Portfolio Return	$1,000.00	$1,087.70	0.75%	$3.92
Hypothetical 5% Return	1,000.00	1,021.31	0.75	3.80
U.S. Small Cap Equity Fund - Investor Class
Actual Portfolio Return	$1,000.00	$1,087.70	0.75%	$3.92
Hypothetical 5% Return	1,000.00	1,021.31	0.75	3.80

*	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be deemed to be

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees[1] (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1	Mr. Doran may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of September 30, 2018.

Other Directorships Held in the Past Five Years

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

Other Directorships Held in the Past Five Years
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
ROBERT NESHER (Born: 1946)	Vice Chairman (since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

Other Directorships Held in the Past Five Years
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	BNP PARIBAS AM FUNDS
SEPTEMBER 30, 2018

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2018 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2018, the Fund is designating the following items with regard to distributions paid during the period.

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)
Emerging Markets Total Return Fixed Income Fund	0.00%	100.00%	100.00%	0.00%	0.00%	0.35%	0.32%	0.00%
U.S. Small Cap Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending September 30, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

BNP Paribas AM Funds

P.O. Box 588

Portland, ME 04112

1-844-ABNPPAM

(1- 844-426-7726)

Investment Adviser:

BNP Paribas Asset Management USA, INC

200 Park Ave

New York, New York 10166

Sub-Adviser:

BNP Paribas Asset Management UK Limited

5 Aldermanbury Square

London EC2V 7BP

United Kingdom

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

BNP-AR-001-0100

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics, dated October 2017, that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics since this code of ethics was adopted.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the two fiscal years as follows:

		2018			2017
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$378,215	$0	N/A	$335,100	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$45,000	$0	$0	$270,028
(d)	All Other Fees	$0	$0	$0	$0	$0	$14,003

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved. The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by PwC applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2018	2017
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $45,000 and $284,031 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: December 7, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors Treasurer, Controller, and
Chief Financial Officer

Date: December 7, 2018